DEBT SUBORDINATION AGREEMENT

DATE AND PARTIES. The date of this Debt Subordination Agreement (Agreement) is January 2, 2008. The parties and their addresses are:

BORROWER:

WIDEPOINT CORPORATION a Delaware Corporation One Lincoln Centre 18W140 Butterfield Road, Suite 1100 Oakbrook Terrace, Illinois 60181

WIDEPOINT IL, INC. an Illinois Corporation One Lincoln Centre 18W140 Butterfield Road, Suite 1100 Oakbrook Terrace, Illinois 60181

WP NBIL, INC. an Illinois Corporation One Lincoln Centre 18W140 Butterfield Road, Suite 1100 Oakbrook Terrace, Illinois 60181

CHESAPEAKE GOVERNMENT TECHNOLOGIES, INC. a Delaware Corporation One Lincoln Centre 18W140 Butterfield Road, Suite 1100 Oakbrook Terrace, Illinois 60181

OPERATIONAL RESEARCH CONSULTANTS, INC. a Virginia Corporation 11250 Waples Mills, South Tower Suite 250 Fairfax, Virginia 22030

ISYS, LLC a Virginia Limited Liability Company One Lincoln Center 18W140 Butterfield Road, Suite 1100 Oakbrook Terrace, Illinois 60181

SUBORDINATING CREDITOR:

JIN KANG Address:_______________________________ ________________________________________

LENDER:

CARDINAL BANK 8270 Greensboro Drive Suite 500 McLean, Virginia 22102

1.     BORROWER. The Borrower owes debts, liabilities and obligations to both Subordinating Creditor and Lender.

2.     SUBORDINATED DEBT. The Subordinated Debt will include the following: A certain Installment Cash Promissory Note from WidePoint Corporation to Jin Kang dated January 4, 2008 in the amount of $2,000,000.00; together with Earnout payments specified under that certain Membership Interest Purchase Agreement between WidePoint Corporation, iSYS, LLC and Jin Kang dated the 2nd day of January, 2008.

3.     SENIOR DEBT. Borrower currently owes the following debts, liabilities and obligations to Lender: Borrower has requested Lender to provide Borrower with credit, described as follows. As of January 2, 2008, Borrower will owe Lender up to an outstanding principal balance of $7,000,000.00. The Senior Loan Documents permit or will permit multiple or future advances. The Senior Debt is all current and future debts, liabilities and obligations that Borrower owes to Lender, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, or created or acquired by assignment or otherwise, and post-petition bankruptcy advances, with all interest, fees and other amounts Borrower owes under the applicable loan or credit agreement or instrument.

WidePoint Corporation
Virginia Debt Subordination Agreement		Initials
_____
VA/4HancockD00725200004266022122707Y	-1996 Bankers Systems, Inc., St. Cloud, MN C	Page 1

4.     CONSIDERATION. Lender is willing to provide Borrower with the requested credit only if Subordinating Creditor will subordinate the Subordinated Debt to the Senior Debt. Subordinating Creditor will benefit from Lender extending credit to Borrower. Subordinating Creditor acknowledges that each future extension of credit by Lender to Borrower will be made in reliance on this Agreement.

5.     SUBORDINATION. Until the Senior Debt is fully paid, Borrower will not pay the Subordinated Debt or transfer or encumber the property securing the Subordinated Debt, except as follows: After written confirmation by Lender that Borrower has, as determined according to audited financial results for the period ending December 31, 2008, complied with all financial covenants and conditions required under a certain Commercial Loan Agreement between Borrower and Lender dated January 2, 2008, Borrower may provide and Subordinating Creditor may accept payment on the Subordinated Debt..

Subordinating Creditor waives the right to receive or enforce, any security for the Subordinated Debt. Subordinating Creditor will be subrogated to Lender’s right to receive payments on the Senior Debt to the extent Lender receives payments on the Subordinated Debt. Subordinating Creditor may exercise this right of subrogation only after the Senior Debt is fully paid.

6.     SECURITY INTEREST. To secure the payment and performance of the Senior Debt, Subordinating Creditor transfers and assigns to Lender all of Subordinating Creditor’s right, title and interest in and to, and grants Lender a security interest in each instrument representing the Subordinated Debt and in any real or personal property securing the Subordinated Debt. To fully perfect this security interest, Subordinating Creditor will deliver to Lender each instrument, endorsed to Lender, a properly executed financing statement and any other instrument Lender considers necessary to attach and perfect Lender’s security interest. For purposes of this section and any related agreements, Lender is a creditor and Subordinating Creditor is a debtor as defined under the Uniform Commercial Code. Lender may exercise Lender’s rights under this section without first proceeding against Borrower or Subordinating Creditor.

7.     WARRANTY. Subordinating Creditor and Borrower warrant to Lender that the Subordinated Debt is, or will be at time of acquisition, represented by an instrument and held by Subordinating Creditor free and clear of any other transfers, assignments, liens, encumbrances or subordinations. Subordinating Creditor and Borrower warrant to Lender that each has the power and authority to enter into this Agreement.

If Subordinating Creditor is not an individual, Subordinating Creditor warrants that its board of directors or its board’s loan committee (or other governing group) approved this Agreement, that the minutes or a written resolution reflect this approval and that Subordinating Creditor will maintain this Agreement and the minutes or resolution as a part of its official record.

8.     AGREEMENTS. Subordinating Creditor will not transfer, assign, encumber or subordinate the Subordinated Debt, other than under this Agreement, without Lender’s prior written consent. Subordinating Creditor will not convert any or all of the Subordinated Debt to capital stock or other securities of Borrower. Subordinating Creditor will not forgive, discharge or cancel the Subordinated Debt. Subordinating Creditor and Borrower will not modify the Subordinated Debt or any related agreement without Lender’s prior written consent. Subordinating Creditor will not begin or join with any other creditors to put Borrower into bankruptcy, reorganization or other insolvency proceeding. Subordinating Creditor’s books and records will indicate that payments for the Subordinated Debt are subordinate to Lender’s Senior Debt. Subordinating Creditor and Borrower will not take or permit any action that is inconsistent with this Agreement.

Borrower and Subordinating Creditor agree that this Agreement is solely for Lender’s protection. This Agreement does not impose any additional duties on Lender concerning the Borrower’s or Subordinating Creditor’s property, except Lender will exercise reasonable care in the custody and preservation of this property when it’s in Lender’s possession.

9.     INFORMATION. Subordinating Creditor will provide Lender with any information Lender requests from time to time concerning the Subordinated Debt or otherwise related to this Agreement. After Lender gives Subordinating Creditor prior notice, Subordinating Creditor and Borrower will allow Lender to inspect their records concerning the Subordinated Debt and to place the legend on any instruments as this Agreement requires.

10.     LEGEND. Subordinating Creditor or Borrower will provide the following legend, properly completed, on each instrument representing the Subordinated Debt:

The rights of the holder hereof are subordinate and inferior and subject to the rights of Cardinal Bank (Lender) under a Debt Subordination Agreement among Lender, Jin Kang (Subordinating Creditor) and WidePoint Corporation, Widepoint IL, Inc., WP NBIL, Inc., Chesapeake Government Technologies, Inc., Operational Research Consultants, Inc. and iSYS, LLC (Borrower), dated January 2, 2008.

11.     CROSS-DEFAULT. A default under this Agreement constitutes a default under each agreement Borrower has with Lender.

WidePoint Corporation
Virginia Debt Subordination Agreement		Initials
_____
VA/4HancockD00725200004266022122707Y	-1996 Bankers Systems, Inc., St. Cloud, MN C	Page 2

12.     SPECIFIC PERFORMANCE. Lender may demand specific performance of this Agreement. Subordinating Creditor irrevocably waives any defense that may be asserted to bar Lender’s remedy to specific performance, such as the adequacy of a remedy at law.

13.     OTHER REMEDIES. If Subordinating Creditor receives any payment, other than as provided in this Agreement, or enforces the Subordinated Debt or its security, then Subordinating Creditor will hold any payment, security or proceeds in trust for Lender. Subordinating Creditor will then promptly turn over to Lender any payment, security or its proceeds in the form received and properly endorsed to Lender. Lender may apply the payment, security or proceeds as Lender considers appropriate to any debts, liabilities and obligations that Borrower owes Lender. This Agreement is unaffected by Lender’s waiver, forbearance or amendment of any of Borrower’s debts, liabilities and obligation’s to Lender.

14.     BORROWER INSOLVENCY. At Lender’s request, Subordinating Creditor will do the following when Borrower becomes subject to bankruptcy, insolvency proceedings, or marshaling of assets and liabilities.

A. Subordinating Creditor will collect and receive for Lender’s account, the Subordinated Debt and any other payments or distributions concerning the Subordinated Debt.

B. Subordinating Creditor will file appropriate claims or proofs of claim for the Subordinated Debt.

C. Subordinating Creditor will execute and deliver to Lender any powers of attorney, assignments or other instruments necessary for Lender’s enforcement of any claims for the Subordinated Debt.

Lender may also take these same actions on its own behalf and any other action as Lender considers appropriate for enforcing Lender’s rights, including voting the Subordinated Debt, and will apply any payment or distribution received to the Senior Debt.

15.     ATTORNEYS’ FEES. The prevailing party will be entitled to receive from the losing party the prevailing party’s reasonable costs and expenses incurred in any proceeding concerning this Agreement, including court costs and attorneys’ fees.

16.     WAIVER OF NOTICE. Borrower and Subordinating Creditor waive all notices from Lender relative to this Agreement, including its acceptance, notice of Borrower’s default under any agreement with Lender, or of Lender’s extension of credit to Borrower or other notices.

17.     SUCCESSORS. The duties and benefits of this Agreement will bind and benefit the successors and assigns of Subordinating Creditor, Borrower and Lender.

18.     TERM. After notifying Lender, Subordinating Creditor may end this Agreement for any debts, liabilities and obligations Borrower owes to Lender arising under future agreements. Otherwise, this Agreement will end only after Borrower has fully paid and performed on all debts, liabilities and obligations owed to Lender. For the purposes of this section, “future agreements” excludes any debts, liabilities and obligations owed by Borrower to Lender that are created under any commitments effective on this Agreement’s date. The Subordinating Creditor’s death or dissolution or bankruptcy will not terminate this Agreement.

19.     AMENDMENT, INTEGRATION AND SEVERABILITY. This Agreement may not be amended or modified by oral agreement. No amendment or modification of this Agreement is effective unless made in writing and executed by Subordinating Creditor, Borrower and Lender. This Agreement is the complete and final expression of the agreement. If any provision of this Agreement is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.

20.     INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of the Agreement.

21.     WAIVER. By choosing any one or more remedies Lender does not give up Lender’s right to use any other remedy. Lender does not waive a default if Lender chooses not to use a remedy. By electing not to use any remedy, Lender does not waive Lender’s right to later consider the event a default and to use any remedies if the default continues or occurs again.

22.     APPLICABLE LAW. This Agreement is governed by the laws of Virginia, the United States of America and to the extent required, by the laws of the jurisdiction where the Property is located.

WidePoint Corporation
Virginia Debt Subordination Agreement		Initials
_____
VA/4HancockD00725200004266022122707Y	-1996 Bankers Systems, Inc., St. Cloud, MN C	Page 3

SIGNATURES. By signing under seal, Borrower, Subordinating Creditor and Lender agree to the terms contained in this Agreement. Borrower and Subordinating Creditor also acknowledge receipt of a copy of this Agreement.

BORROWER:

WidePoint Corporation
By_________________________________ (Seal)
James T. McCubbin, Vice President
Widepoint IL, Inc.
By_________________________________ (Seal)
James T. McCubbin, Vice President
WP NBIL, Inc.
By_________________________________ (Seal)
James T. McCubbin, Vice President
Chesapeake Government Technologies, Inc.
By_________________________________ (Seal)
James T. McCubbin, Vice President
Operational Research Consultants, Inc.
By_________________________________ (Seal)
James T. McCubbin, Vice President
iSYS, LLC
By_________________________________ (Seal)
James T. McCubbin, Vice President

SUBORDINATING CREDITOR:

_______________________________________ (Seal) Jin Kang Individually

LENDER:

Cardinal Bank

By_________________________________ (Seal)

WidePoint Corporation
Virginia Debt Subordination Agreement		Initials
_____
VA/4HancockD00725200004266022122707Y	-1996 Bankers Systems, Inc., St. Cloud, MN C	Page 4